UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2013

Lightwave Logic, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-52567	82-049-7368
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Ruthar Drive, Newark, Delaware	19711
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 302-356-2717

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure

As previously announced on March 20, 2013 the registrant will hold a teleconference with shareholders to discuss company progress on Thursday, April 4, 2013. Attending the call will be Tom Zelibor, Chairman and Chief Executive Officer, James Marcelli, President and Chief Operating Officer, Lou Bintz, Product Development Manager, and Dr. Fred Leonberger, Senior Advisor. The 1-hour meeting will consist of a management presentation followed by a question-and-answer period. Call-in details are as follows:

Date:  Thursday, April 4, 2013

Time:  4:00 PM EDT

Duration:  1-hour

Domestic Toll Free Access:  +1 (877) 273-4202

Domestic Toll Access:  +1 (213) 289-0155

Conference ID: 7300790

Web Replay:  An Audio replay will be available shortly after the call at the Lightwave Logic Corporate website: www.lightwavelogic.com.

Participants will be able to enter the question queue by pressing *9 on their handset.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTWAVE LOGIC, INC.

By: /s/ James S. Marcelli

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James S. Marcelli, President

Dated April 4, 2013